EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EXPLORE ANYWHERE HOLIDNG CORP. (the "Company") on Form 10-Q/A for the period ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bryan Hammond,CEO and Member of the Board of Directors (Principal Executive Officer), certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 1, 2011

By: /s/ Bryan Hammond

Name: Bryan Hammond

Title: CEO and Member of the Board of Directors (Principal Executive Officer)